ABERDEEN GLOBAL EQUITY FUND

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This notice is to inform you that at a meeting held on December 15, 2021, the Board of Trustees (the “Board”) of Aberdeen Funds (the “Trust”) approved a change in the name of Aberdeen Global Equity Fund (the “Fund”), a series of the Trust, and certain other changes. Such changes will take effect on or about February 28, 2022 (the “Effective Date”).

As of the Effective Date, the Fund’s name will be “abrdn Emerging Markets ex-China Fund”.  In connection with the Fund’s name change, the Fund’s policy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located throughout, or that derive the highest concentration of their earnings or revenues from, the world (including the U.S.) will change to a policy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies. An emerging market (excluding China) country is any country determined by Aberdeen Standard Investments Inc. (the “Adviser”) or Aberdeen Asset Managers Limited (the “Subadviser”) to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.  Emerging market (excluding China) countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe.

More information regarding these changes is included in the Supplement to the Fund’s Statutory Prospectus, which is included with this notice.  An amended and restated Statutory Prospectus will be available for the Fund following the Effective Date.

Dated: December 16, 2021

ABERDEEN FUNDS

(the “Trust”)

Aberdeen Global Equity Fund

(the “Fund”)

Supplement dated December 16, 2021 to the Fund’s Statutory Prospectus dated

February 26, 2021, as supplemented to date

On December 15, 2021, the Board of Trustees (the “Board”) of the Trust approved a change in the Fund’s name, from the Aberdeen Global Equity Fund to the abrdn Emerging Markets ex-China Fund (“Emerging Markets ex-China Fund”), and a change to the Fund’s principal investment strategies, 80% investment policy and expense limitation agreement, with such changes to take effect as of the date of effectiveness of an amendment to the Trust’s registration statement, which is anticipated to be on or about February 28, 2022 (the “Effective Date”).

As described in further detail below, as of the Effective Date, the Fund will change from a global equities strategy investing 80% of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located throughout, or that derive the highest concentration of their earnings or revenues from, the world (including the U.S.) to an emerging markets (excluding China) strategy investing 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies.  An emerging market (excluding China) country is any country determined by Aberdeen Standard Investments Inc. (the “Adviser”) or Aberdeen Asset Managers Limited (the “Subadviser”) to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.  Emerging market (excluding China) countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe.

Starting on the Effective Date, the Fund’s portfolio management team will transition the Fund’s portfolio in line with its amended investment strategy.  In connection therewith, the Fund expects to experience portfolio turnover, which will result in higher than normal transaction costs to shareholders, which are currently estimated to be approximately 0.53% of the value of each shareholder’s investment.  These estimates are subject to change depending on market conditions at the time the sales and purchases are made and the size of the Fund.

As of the Effective Date, the expense limitation threshold of the Fund will be decreased voluntarily to 1.10% from 1.19% and the expiration date of the Fund’s expense limitation agreement will be extended from February 29, 2022 to February 28, 2023.

An amended and restated Statutory Prospectus will be available for the Fund following the Effective Date.

Name and 80% Policy Change of the Fund

On the Effective Date, the Fund’s name will change from the Aberdeen Global Equity Fund to the abrdn Emerging Markets ex-China Fund (the “Emerging Markets ex-China Fund”) and the Fund’s current non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located throughout, or that derive the highest concentration of their earnings or revenues from, the world (including the U.S.) will change to a non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by emerging market (excluding China) companies.  An emerging market (excluding China) country is any country determined by the Adviser or Subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.  Emerging market (excluding China) countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe.

Change in Fund Benchmark

On the Effective Date, the MSCI Emerging Markets ex-China Index (Net Dividends) will replace the MSCI All Country World Index (Net Dividends) as the Fund’s primary benchmark.  The Adviser believes that the MSCI Emerging Markets ex-China Index provides a more meaningful comparison given the geographic region of the Fund’s expected holdings for the Fund’s new strategy.

Expense Limitation Extension

The Trust and the Adviser have entered into an amended written contract limiting operating expenses (subject to certain exceptions outlined in the agreement) to 1.19% for all classes of the Fund until February 28, 2022. On the Effective Date, this contractual limit will decrease to 1.10% for all classes of the Fund and will be extended for a term not to end before February 28, 2023 without the approval of the independent trustees of the Board.

Principal Investment Strategy and Principal Risk Changes

On the Effective Date, the Fund’s current non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located throughout, or that derive the highest concentration of their earnings or revenues from, the world (including the U.S.) will change to a non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by emerging market (excluding China) companies.  An emerging market (excluding China) country is any country determined by the Adviser or the Subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.  Emerging market (excluding China) countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe.

On the Effective Date, the following disclosure will replace the section entitled “Summary—Aberdeen Global Equity Fund—Principal Strategies” in the Prospectus beginning on page 28:

The Emerging Markets ex-China Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies. An emerging market (excluding China) country is any country determined by the Adviser or Aberdeen Asset Managers Limited (the “Subadviser”) to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market (excluding China) countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

•                  the company is organized under the laws of or has its principal office in an emerging market country (excluding China);

•                  the company has its principal securities trading market in an emerging market country (excluding China); and/or

•                  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country (excluding China).

At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization, including small and mid-cap securities.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. Environmental, social and governance (“ESG”) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Adviser’s quality rating for all companies.

On the Effective Date, the following disclosure will replace the disclosure in the section entitled “Summary — Aberdeen Global Equity Fund — Principal Risks” in the Prospectus beginning on page 28:

The Emerging Markets ex-China Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first six risks).

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Equity Securities Risk - The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Management Risk — The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

On the Effective Date, the two paragraphs under the section entitled “Summary — Aberdeen Global Equity Fund — Performance” in the Prospectus on page 30 will be replaced with the following:

The bar chart and table below can help you evaluate potential risks of the Emerging Markets ex-China Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI Emerging Markets ex-China Index (Net Dividends), a broad-based securities index, and MSCI All Country World Index (Net Dividends). Effective February 28, 2022, the MSCI Emerging Markets ex-China Index (Net Dividends) Index replaced the MSCI All Country World Index (Net Dividends) as the Fund’s primary benchmark in connection with the change in the Fund’s investment strategy. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature or call 866-667-9231.

The Fund changed its investment strategy effective February 28, 2022 from a global equity strategy to an emerging markets ex-China strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Global Equity Fund to abrdn Emerging Markets ex-China Fund. The performance below for the periods prior to that date is attributable to the Fund’s performance before the strategy change.

Portfolio Management Changes

On the Effective Date, the table under the section entitled “Summary — Aberdeen Global Equity Fund — Portfolio Managers” in the Prospectus on page 30 will be replaced with the following:

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Kristy Fong, CFA®	Senior Investment Director	2022
Nick Robinson, CFA®	Senior Investment Director	2022
William Scholes, CFA®	Investment Director	2022

On the Effective Date, section entitled “Fund Management — Portfolio Management — Aberdeen Global Equity Fund” in the Prospectus beginning on page 140 will be replaced with the following:

abrdn China A Share Equity Fund, abrdn Emerging Markets Fund, abrdn Emerging Markets ex-China Fund and abrdn Emerging Markets Sustainable Leaders Fund

The China A Fund are managed by the Asian Equities Team. The Emerging Markets Fund, Emerging Markets ex-China Fund and Emerging Markets Sustainable Leaders Fund are managed by the Global Emerging Markets Equity Team. Each team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser and Subadvisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Subadvisers to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Teams are jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Manager	Funds

Pruksa Iamthongthong, CFA®, Senior Investment Director
Pruksa Iamthongthong is Senior Investment Director on the Asian Equities Team at abrdn. Pruksa joined Aberdeen Asset Management in 2007.
Pruksa graduated with a BA in Business Administration from Chulalongkorn University, Thailand and is a CFA charterholder.

abrdn China A Share Equity Fund

Jim Jiang, Investment Manager
Jim Jiang is an Investment Manager at abrdn. Jim is responsible for HK/China Equities Investment. Jim joined the company in 2018 after graduation from HKUST. Jim graduated with a BSc in Quantitative Finance from Hong Kong University of Science and Technology abrdn China A Share Equity Fund

Elizabeth Kwik, CFA®, Investment Director
Elizabeth Kwik is an Investment Director on the Asian Equities Team at abrdn. She is responsible for conducting investment research on Chinese companies and managing our Chinese equity portfolios. She joined the Company in 2013, based in Hong Kong. Elizabeth graduated with a Bachelor of Science in Economics from the London School of Economics. She is a CFA charterholder.

abrdn China A Share Equity Fund

Nicholas Yeo, CFA®, Director and Head of Equities — China
Nicholas Yeo is the Head of Equities - China at abrdn. Nicholas joined the Company in 2000 via the acquisition of Murray Johnstone. He was seconded to the London Global Emerging Market team for two years where he covered EMEA and Latin American companies, before returning to the Asian Equities team in Singapore in March 2004. In March 2007, he transferred to Hong Kong to lead Chinese equity research. Nicholas holds a BA (Hons) in Accounting and Finance from The University of Manchester and an MSc in Financial Mathematics from Warwick Business School. Nicholas is a CFA charterholder.

abrdn China A Share Equity Fund

Kristy Fong, CFA®, Senior Investment Director
Kristy Fong is a Senior Investment Director on the Asian Equities Team at abrdn. Kristy joined Aberdeen Asset Management in 2004 from UOB KayHian Pte Ltd where she was an Analyst.

abrdn Emerging Markets Fund abrdn Emerging Markets ex-China Fund

Joanne Irvine, Deputy Head of Global Emerging Markets
Joanne Irvine is Deputy Head of Emerging Markets on the Global Emerging Markets Equity Team in London at abrdn. Joanne joined the company in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997. Prior to abrdn, Joanne was with Rutherford Manson Dowds (subsequently acquired by Deloitte), specializing in raising private equity and bank funding for private companies.

abrdn Emerging Markets Fund

Devan Kaloo, Global Head of Equities and Head of Global Emerging Markets Equities
Devan Kaloo is Global Head of Equities and Head of Global Emerging Markets Equities for abrdn. Devan joined abrdn in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined Aberdeen’s Group management board. Devan started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams. Devan graduated with an MA (Hons) in International Relations and Management from the University of St Andrews and has a postgraduate diploma in Investment Analysis from the University of Stirling.

abrdn Emerging Markets Fund

Nick Robinson, CFA®, Senior Investment Director
Nick Robinson is a Senior Investment Director on the Global Emerging Markets Equity Team at abrdn. Nick joined the company in 2000 and spent eight years on the North American Equities team, including three years based in abrdn Emerging Markets ex-China Fund

Aberdeen’s US offices. In 2008 he joined the Global Emerging Markets Equity team. Nick relocated to São Paulo in 2009 to start Aberdeen’s operations in Brazil. In 2016 he returned to London. Nick graduated with an MSc in Chemistry from Lincoln College, Oxford and is a CFA charterholder.

Fiona Manning, CFA®, Investment Director
Fiona Manning is a Senior Investment Director on the Global Emerging Markets Equity team at abrdn. Fiona joined the company in 2005 via the acquisition of Deutsche Asset Management’s London and Philadelphia businesses. Fiona graduated with a BA (Hons) in History with French from Durham University. Fiona is a CFA charterholder.

abrdn Emerging Markets Sustainable Leaders Fund

William Scholes, CFA®, Investment Director
William Scholes is an Investment Director on the Global Emerging Markets Equity Team at abrdn. William joined Aberdeen Asset Management in 2009 on the graduate rotation scheme. William graduated with a BA (Hons) in Modern and Medieval Languages from Magdalen College, Oxford. He is a CFA charterholder.

abrdn Emerging Markets ex-China Fund abrdn Emerging Markets Sustainable Leaders Fund

David A. Smith, CFA®, Senior Investment Director
David Smith is a Senior Investment Director based in Singapore at abrdn, where he leads ESG research and integration across Asia. David heads the Asia Responsible Investing pod, which oversees the day-to-day running of the Asian Sustainable Development Equity Fund and is a member of the GEM Responsible Investing pod. He is also responsible for leading engagement with board members and management of investee companies in Asia. David spearheads our public advocacy on ESG issues, representing the company at leading international organisations dedicated to improving corporate best practice. He has appeared frequently at regional conferences and industry round tables, and has written for various newspapers and professional publications globally. Before joining the company in 2011, he worked for ISS as head of Asia (ex-Japan) research. David has a PhD in Corporate Governance and an MA in Corporate Strategy and Governance from the University of Nottingham and a BSc in Business Economics from the University of Wales. He is a CFA Charterholder.

abrdn Emerging Markets Sustainable Leaders Fund

Please retain this Supplement for future reference.

ABERDEEN FUNDS

(the “Trust”)

Aberdeen Global Equity Fund

(the “Fund”)

Supplement dated December 16, 2021 to the Fund’s Statement of Additional Information (“SAI”) dated

February 26, 2021, as supplemented to date

On December 15, 2021, the Board of Trustees (the “Board”) of the Trust approved a change in the Fund’s name, from the Aberdeen Global Equity Fund to the abrdn Emerging Markets ex-China Fund (“Emerging Markets ex-China Fund”), and a change to the Fund’s principal investment strategies, 80% investment policy and expense limitation agreement, with such changes to take effect as of the date of effectiveness of an amendment to the Trust’s registration statement, which is anticipated to be on or about February 28, 2022 (the “Effective Date”).

As described in further detail below, as of the Effective Date, the Fund will change from a global equities strategy investing 80% of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located throughout, or that derive the highest concentration of their earnings or revenues from, the world (including the U.S.) to an emerging markets (excluding China) strategy investing 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies.  An emerging market (excluding China) country is any country determined by Aberdeen Standard Investments Inc. (the “Adviser”) or Aberdeen Asset Managers Limited (the “Subadviser”) to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.  Emerging market (excluding China) countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Israel, Hong Kong, Singapore and most countries located in Western Europe.

Starting on the Effective Date, the Fund’s portfolio management team will transition the Fund’s portfolio in line with its amended investment strategy.  In connection therewith, the Fund expects to experience portfolio turnover, which will result in higher than normal transaction costs to shareholders, which are currently estimated to be approximately 0.53% of the value of each shareholder’s investment.  These estimates are subject to change depending on market conditions at the time the sales and purchases are made and the size of the Fund.

As of the Effective Date, the expense limitation threshold of the Fund will be decreased voluntarily to 1.10% from 1.19% and the expiration date of Fund’s expense limitation agreement will be extended from February 29, 2022 to February 28, 2023.

An amended and restated SAI will be available for the Fund following the Effective Date.

Please retain this Supplement for future reference.